AMENDMENT NO. 4
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                    ----------------------------------------


         THIS AMENDMENT NO. 4 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is made and entered into as of October 10, 2003, by and among FPIC INSURANCE GROUP, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (the "Lenders"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent") and in its capacity as Collateral Agent for the Lenders (the "Collateral Agent"), and is joined by certain subsidiaries of the Borrower, as Subsidiary Guarantors (the "Subsidiary Guarantors") pursuant to the Joinder of Subsidiary Guarantors attached hereto.


                              W I T N E S S E T H:
                              --------------------


         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Term Loan Agreement, dated as of August 31, 2001, as amended by that certain (i) Amendment No. 1 to Revolving Credit and Term Loan Agreement, dated as of March 25, 2002, (ii) Amendment No. 2 to Revolving Credit and Term Loan Agreement, dated as of November 21, 2002, and
(iii) Amendment No. 3 to Revolving Credit and Term Loan Agreement, dated as of April 10, 2003 (as amended, the "Existing Credit Agreement"), pursuant to which the Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower (provided, subject to the terms and conditions of the Existing Credit Agreement, such Letters of Credit may be issued on behalf of the Borrower or, if requested by the Borrower, on behalf of any Subsidiary), all upon the terms and subject to the conditions specified in the Existing Credit Agreement; and

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and, by joinder hereto, the Subsidiary Guarantors, have agreed to modify and amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Borrower, the Lenders, the Administrative Agent and, by joinder hereto, the Subsidiary Guarantors, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         Section 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms as used in this Amendment, including the preamble, the recitals and the amendments to certain definitions set forth in Section 2.1A hereof, have the meanings set forth below:

                           "Amended Credit Agreement" shall mean the Existing Credit Agreement, as further amended hereby.

                           "Amendment No. 4 Effective Date" shall have the meaning assigned to such term in Article IV.

         Section 1.2 Other Definitions. Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

                                   ARTICLE II

                        AMENDMENTS TO EXISTING AGREEMENT
                        --------------------------------

         Effective as of the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II as follows:

         Section 2.1       Amendment to Section 1.1 - Definitions.

                  A. Section 1.1 - Definitions of "ARTICLE I - DEFINITIONS; CONSTRUCTION" of the Existing Credit Agreement is hereby amended to delete the definitions of the terms "Declarations", "Junior Indentures", "Junior Subordinated Debt Securities", "Subsidiary" and "Swap Unwind Fees" in their entirety and to insert the following new definitions for such terms in their place:

                           "Declarations" shall mean Declaration I, Declaration
                  II and/or Declaration III, as the context shall require.

                           "Junior Indentures" shall mean, collectively and
                  individually, Junior Indenture I, Junior Indenture II and/or Junior Indenture III, as the context shall require.

                           "Junior Subordinated Debt Securities" shall mean,
                  collectively and individually, the Junior Subordinated Debt Securities I, the Junior Subordinated Debt Securities II and/or the Junior Subordinated Debt Securities III, as the context shall require.

                           "Subsidiary" shall mean, with respect to any Person
                  (the "parent"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or
                  (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent; provided, that unless otherwise set forth herein, neither FPIC Trust I, FPIC Trust II nor FPIC Trust III shall be a "Subsidiary" for purposes of this Agreement. Unless otherwise indicated, all references to "Subsidiary" hereunder shall mean a Subsidiary of the Borrower.

                           "Swap Unwind Fees" shall mean any fees and/or any
                  other amounts payable by the Borrower to SunTrust Bank resulting from the breakage by the Borrower of (a) that certain Confirmation of Interest Rate Swap Transaction, dated as of August 29, 2001 (relating to the Term Loan), and/or (b) that certain Confirmation of Interest Rate Swap Transaction, dated as of August 29, 2001 (relating to the Revolving Loans), each by and between SunTrust Bank and the Borrower, together with the ISDA Master Agreement and Schedule thereto, each dated as of June 15, 1998, referred to in each Confirmation and each entered into by and between SunTrust Bank and the Borrower.

                  B. Section 1.1 - Definitions of "ARTICLE I - DEFINITIONS; CONSTRUCTION" of the Existing Credit Agreement is hereby further amended to add the definitions of the terms "Common Securities", "Declaration III", "FPIC Trust III", "Junior Indenture III" and "Junior Subordinated Debt Securities III" in their proper alphabetical order as follows:

                           "Common Securities" shall mean the common securities
                  issued by FPIC Trust I, FPIC Trust II and/or FPIC Trust III.

                           "Declaration III" shall mean the Amended and Restated
                  Declaration of Trust of FPIC Trust III, dated on or about the date of issuance of the Junior Subordinated Debt Securities III, and all amendments, modifications, supplements, restatements or replacements thereof.

                           "FPIC Trust III" shall mean FPIC Capital Statutory
                  Trust III, a Connecticut statutory trust established pursuant to Declaration III.

                           "Junior Indenture III" shall mean the Indenture dated
                  on or about the date of issuance of the Junior Subordinated Debt Securities III, by and between the Borrower, as Issuer, and U.S. Bank, as Trustee, relating to the Junior Subordinated Debt Securities III, and all amendments, modifications, supplements, restatements or replacements thereof.

                           "Junior Subordinated Debt Securities III" shall mean
                  the Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033 issued by the Borrower under Junior Indenture III, and all renewals, extensions or modifications thereof; provided, that the aggregate principal amount outstanding at any time thereunder shall never exceed $20,620,000.

         Section 2.2       Amendment to Section 7.1(h) - Indebtedness. Section
7.1 - Indebtedness of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete Section 7.1(h) in its entirety and to insert the following new Section 7.1(h) in its place:

                           (h) the separate Guarantees by the Borrower with respect to certain "Securities" to be issued by FPIC Trust I as contemplated by Declaration I, by FPIC Trust II as contemplated by Declaration II and by FPIC Trust III as contemplated by Declaration III;

         Section 2.3 Amendment to Section 7.4(h) - Investments, Loans, Etc. Section 7.4 - Investments, Loans, Etc. of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete Section 7.4(h) in its entirety and to insert the following new Section 7.4(h) in its place:

                           (h) Investments made by the Borrower in FPIC Trust I, FPIC Trust II and FPIC Trust III; provided, that such Investments shall be in the form of Common Securities in principal amount not exceeding, in the case of FPIC Trust I, $310,000, in the case of FPIC Trust II, $620,000 and, in the case of FPIC Trust III, $620,000, at any time outstanding;

         Section 2.4 Amendment to Section 7.7 - Transactions with Affiliates. Section 7.7 - Transactions with Affiliates of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete such
Section in its entirety and to insert the following new Section 7.7 in its place:

                  Section 7.7 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and its Subsidiaries not involving any other Affiliates, (c) any Restricted Payment permitted by
         Section 7.5 and (d) transactions between the Borrower and FPIC Trust I contemplated by Declaration I, FPIC Trust II contemplated by Declaration II and/or FPIC Trust III contemplated by Declaration III.

         Section 2.5 Amendment to Section 7.14 - Certain Covenants Relating to Debt Securities. Section 7.14 - Certain Covenants Relating to Debt Securities of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to strike the word "and" at the end of Section 7.14(e), to strike the "." at the end of Section 7.14(f) and insert "; and" in its place and to add the following new Section 7.14(g):

                  (g) permit or allow FPIC Trust III to own or hold any assets or property other than the Junior Subordinated Debt Securities III (or the proceeds thereof), or to engage in any business other than the sale of the "Securities" contemplated by Declaration III or other activities deemed necessary, advisable or incidental thereto.


                                   ARTICLE III

                    CONSENT AND WAIVER OF COVENANT VIOLATION
                    ----------------------------------------

         Section 3.1       Consent and Waiver. Under the terms and conditions of
Section 2.10(a) - Mandatory Prepayments; Mandatory Liquid Collateral of Section
2.10 Prepayments of "ARTICLE II - AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement, the Borrower is required to make mandatory principal prepayments from 100% of Net Cash Proceeds received from any Equity Issuance or Debt Issuance. Notwithstanding the foregoing provisions of Section 2.10(a) to the contrary, the Administrative Agent and the Lenders hereby agree that a portion of the Net Cash Proceeds from the issuance of the Junior Subordinated Debt Securities III may be used by the Borrower to pay any applicable Swap Unwind Fees in lieu of the mandatory principal prepayment otherwise required by said Section 2.10(a) and, further, pursuant to Section 10.2(b) of the Existing Credit Agreement, hereby agree, effective as of the Amendment No. 4 Effective Date, to waive the mandatory prepayment covenant set forth in Section 2.10(a) of the Existing Credit Agreement to permit the use of a portion of such Net Cash Proceeds to pay such Swap Unwind Fees; provided, that the Borrower shall be in full compliance with such mandatory prepayment covenant at all times after the Amendment No. 4 Effective Date.

         Section 3.2 No Future Waiver. The waiver set forth in Section 3.1 is a one-time waiver, applicable only to the Borrower's non-compliance with the mandatory prepayment covenant set forth in Section 2.10(a) of the Existing Credit Agreement prior to the Amendment No. 4 Effective Date, and shall not be construed to be (a) a waiver as to future compliance with Section 2.10(a) of the Amended Credit Agreement, (b) a waiver of any Default or Event of Default that may now or hereafter exist, or (c) an amendment of or modification to the Existing Credit Agreement. The Administrative Agent and the Lenders hereby reserve all of their rights, powers and remedies under the Amended Credit Agreement, after giving effect to this Amendment, and applicable law.


                                   ARTICLE IV

                           CONDITIONS TO EFFECTIVENESS
                           ---------------------------

         This Amendment shall be and become effective as of the date hereof (the "Amendment No. 4 Effective Date") when all of the conditions set forth in this
Article IV shall have been satisfied, as reasonably determined by the Administrative Agent, and thereafter, this Amendment shall be known, and may be referred to, as "Amendment No. 4":

         Section 4.1 Approval by Required Lenders. The Required Lenders shall have approved the modifications and amendments set forth in this Amendment, such approval to be evidenced by such Required Lenders' execution of counterparts of this Amendment as set forth in Section 4.2.

         Section 4.2 Execution of Counterparts. The Administrative Agent shall have received (including by telecopy) counterparts of this Amendment that shall have been duly executed on behalf of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders.

         Section 4.3 Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Administrative Agent and its counsel shall have received all information, certificates, resolutions, legal opinions and other documents, and such counterpart originals or such certified or other copies of such originals as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

         Section 4.4       Payment of Waiver/Modification Fee. [Not Applicable]

         Section 4.5 Payment of Other Fees and Expenses. The Borrower shall have paid all out-of-pocket costs and expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment.


                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

         Section 5.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Loan Documents, (b) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date), (c) since the date of the most recent financial statements of the Borrower described in
Section 5.1(a) or (b) of the Existing Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect, and (d) the Loan Documents are legal, valid and binding obligations of the respective Loan Parties and are enforceable by the Administrative Agent and the Lenders, as applicable, against such Loan Parties in accordance with their respective terms.

         Section 5.2 Cross References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

         Section 5.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         Section 5.4 Loan Documents. The Borrower and the Subsidiary Guarantors hereby confirm and agree that the Loan Documents are, and shall continue to be, in full force and effect and hereby ratify and approve in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of this Amendment, all references in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         Section 5.5 Counterparts, Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party; provided, any party executing this Amendment by facsimile signature agrees to promptly provide six (6) original executed copies of this Amendment to Administrative Agent.

         Section 5.6 Governing Law; Etc. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of
Section 10.5 - Governing Law; Jurisdiction; Consent to Service of Process of "ARTICLE X - MISCELLANEOUS" of the Existing Credit Agreement, which terms and provisions are incorporated herein by reference.

         Section 5.7 No Other Modifications. Except as hereby amended, no other term, condition or provision of the Existing Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

         Section 5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


              [The remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed [under seal in the case of the Borrower] by their respective duly authorized officers as of the day and year first above written.

                                         FPIC INSURANCE GROUP, INC.



                                         By:    /s/ Kim D. Thorpe
                                             -----------------------------------
                                             Name:  Kim D. Thorpe
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


                                                                          [SEAL]




                                         SUNTRUST BANK

                                         as Administrative Agent, as Collateral
                                         Agent, as Issuing Bank, and as a Lender



                                         By:    /s/ Edward E. Wooten
                                             -----------------------------------
                                             Name:  Edward E. Wooten
                                             Title: Director

                                         Revolving Commitment: $10,104,545(1)
                                         Term Loan Commitment: $0









--------------------------------------------------------------------------------
(1) Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                                         COMPASS BANK



                                         By:    /s/ C. French Yarbrough, Jr.
                                             -----------------------------------
                                             Name:  C. French Yarbrough, Jr.
                                             Title: Senior Vice President

                                         Revolving Commitment: $3,545,455(1)
                                         Term Loan Commitment: $0









--------------------------------------------------------------------------------
(1) Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                                         BROWN BROTHERS HARRIMAN & CO.



                                         By:    /s/ W. Carter Sullivan
                                             -----------------------------------
                                             Name:  W. Carter Sullivan
                                             Title: Partner

                                         Revolving Commitment: $2,304,545(1)
                                         Term Loan Commitment: $0









--------------------------------------------------------------------------------
(1) Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                                         REGIONS BANK



                                         By:    /s/ Anthony Nigro
                                             -----------------------------------
                                             Name:  Anthony Nigro
                                             Title: Vice President

                                         Revolving Commitment: $1,772,727(1)
                                         Term Loan Commitment: $0









--------------------------------------------------------------------------------
(1) Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                                         CAROLINA FIRST BANK



                                         By:    /s/ Charles D. Chamberlain
                                             -----------------------------------
                                             Name:  Charles D. Chamberlain
                                             Title: Executive Vice President

                                         Revolving Commitment: $1,772,727(1)
                                         Term Loan Commitment: $0









--------------------------------------------------------------------------------
(1) Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                        JOINDER OF SUBSIDIARY GUARANTORS
                        --------------------------------


         The undersigned, each being a Subsidiary Guarantor, do hereby acknowledge and consent to, and agree to be bound by, the foregoing modifications and amendments to the Existing Credit Agreement as set forth in this Amendment and to each of the other terms and conditions thereof, and agree that the Subsidiary Guaranty shall continue in full force and effect and binding upon and enforceable against such Subsidiary Guarantors in accordance with its terms from and after the date hereof.

         Dated as of the 9th day of October, 2003.

                                         FPIC INSURANCE AGENCY, INC.



                                         By:    /s/ Kim D. Thorpe
                                             -----------------------------------
                                             Name:  Kim D. Thorpe
                                             Title: Vice President and Treasurer



                                         EMPLOYERS MUTUAL, INC.



                                         By:    /s/ Kim D. Thorpe
                                             -----------------------------------
                                             Name:  Kim D. Thorpe
                                             Title: Vice President



                                         PROFESSIONAL STRATEGY OPTIONS,
                                             INC.



                                         By:    /s/ Kim D. Thorpe
                                             -----------------------------------
                                             Name:  Kim D. Thorpe
                                             Title: Vice President and Treasurer



                                         ADMINISTRATORS FOR THE PROFESSIONS,
                                             INC.



                                         By:    /s/ Kim D. Thorpe
                                             -----------------------------------
                                             Name:  Kim D. Thorpe
                                             Title: Vice President

                                         GROUP DATA CORPORATION



                                         By:    /s/ Kim D. Thorpe
                                             -----------------------------------
                                             Name:  Kim D. Thorpe
                                             Title: Vice President



                                         FPIC INTERMEDIARIES, INC.



                                         By:    /s/ Kim D. Thorpe
                                             -----------------------------------
                                             Name:  Kim D. Thorpe
                                             Title: Vice President